UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-08753

Name of Fund: MuniHoldings California Insured Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, MuniHoldings California Insured Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 06/30/06

Date of reporting period: 07/01/05 - 12/31/05

Item 1 - Report to Stockholders

                               MuniHoldings California
                               Insured Fund, Inc.

                               Semi-Annual Report
                               December 31, 2005

MuniHoldings California Insured Fund, Inc.

The Benefits and Risks of Leveraging

MuniHoldings California Insured Fund, Inc. utilizes leverage to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities. As of December 31, 2005, the percentage of the Fund's total net assets in inverse floaters was 3.48%, before the deduction of Preferred Stock.

Swap Agreements

The Fund may invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.


2       MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.      DECEMBER 31, 2005

A Letter From the President

Dear Shareholder

On balance, 2005 was a year of "muddling through" for the U.S. financial markets, as oil prices reached new record highs, the Federal Reserve Board (the
Fed) increased the target federal funds rate from 2.25% to 4.25%, the housing market and the consumer finally showed some signs of slowing, and Hurricanes Katrina and Rita ravaged the Gulf Coast, causing yet untold economic damage.

Although they struggled, stocks managed to post their third straight year of positive performance. The year was equally uncertain for fixed income markets, which were bemused by a flattening yield curve and a number of significant credit events that brought a slowdown in high yield market returns. Notably, the one-year results for the major asset classes -- stocks, bonds and cash -- were the closest they have been in more than 100 years. For the 12- and six-month periods ended December 31, 2005, most of the major market indexes managed to land in positive territory:

Total Returns as of December 31, 2005                                  6-month       12-month
=============================================================================================
U.S. equities (Standard & Poor's 500 Index)                            + 5.77%        + 4.91%
---------------------------------------------------------------------------------------------
Small-cap U.S. equities (Russell 2000 Index)                           + 5.88         + 4.55
---------------------------------------------------------------------------------------------
International equities (MSCI Europe Australasia Far East Index)        +14.88         +13.54
---------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                    - 0.08         + 2.43
---------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)         + 0.60         + 3.51
---------------------------------------------------------------------------------------------
High yield bonds (Credit Suisse First Boston High Yield Index)         + 1.48         + 2.26
---------------------------------------------------------------------------------------------

In hindsight, these numbers are reasonably good given the headwinds facing the markets in 2005. U.S. equities found support in strong corporate earnings, low core inflation and healthy company balance sheets. Strength in the global economy and non-U.S. equity markets helped, as did robust dividend-distribution, share-buyback and merger-and-acquisition activity. International stocks had an excellent year, with many markets benefiting from strong economic statistics, trade surpluses and solid finances. In the U.S. bond market, long-term yields remained low and, at year-end, the Treasury curve appeared ready to invert.

As 2006 begins, the largest question marks center on the Fed's future moves, the U.S. consumer's ability (or inability) to continue spending, the direction of the U.S. dollar following a year of appreciation and the potential for continued strong economic and corporate earnings growth. As you turn the calendar and consider how these factors might impact your investments, remember that the new year is a good time to meet with your financial advisor to review your financial goals, and to make portfolio changes where necessary. For investing insights and timely "food for thought" for investors, we also invite you to visit Shareholder magazine at www.mlim.ml.com/shareholdermagazine.

As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the new year and beyond.

                                                         Sincerely,


                                                         /s/ Robert C. Doll, Jr.

                                                         Robert C. Doll, Jr.
                                                         President and Director


        MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.      DECEMBER 31, 2005      3

A Discussion With Your Fund's Portfolio Manager

      We remained focused on providing an attractive level of tax-exempt income to shareholders while also seeking to limit net asset value volatility in the portfolio.

Describe the recent market environment relative to municipal bonds.

Long-term bond yields generally rose over the past six months, while their prices, which move in the opposite direction, fell. The decline in bond prices, and corresponding rise in yields, came as investors continued to focus on potential inflationary pressures and a strengthening U.S. economy. For the third quarter of 2005, gross domestic product grew at a faster-than-expected rate of 4.1%. By period-end, 30-year U.S. Treasury bond yields stood at 4.54%, up 35 basis points (.35%) compared to six months earlier.

The Federal Reserve Board (the Fed) continued to raise short-term interest rates at each of its meetings during the period, lifting the federal funds target rate to 4.25%. Investors did not expect the current interest rate tightening cycle to be curtailed in early 2006. Accordingly, the yield curve continued to flatten, indicating that short-term interest rates were rising more than longer-term interest rates. During the past six months, 10-year Treasury note yields rose 45 basis points to 4.39%, slightly more than the increase seen in long-term bond yields.

Tax-exempt bond yields exhibited a similar pattern during the period. According to Municipal Market Data, the yield on AAA-rated issues maturing in 30 years increased by 13 basis points to 4.39%, while the yield on AAA-rated issues maturing in 10 years rose 31 basis points to 3.76%.

Municipalities issued more than $408 billion in new tax-exempt debt in 2005, nearly 14% over the prior year's issuance and establishing a new annual record. During the six-month period ended December 31, 2005, more than $200 billion in new long-term municipal bonds was underwritten, an 18% increase over the same six months of 2004. Meanwhile, the volume of refunding issues in 2005 increased by more than 47% compared to 2004 as issuers took advantage of declining long-term bond yields and a flattening yield curve to refinance outstanding higher-couponed debt.

Investor demand for municipal product has generally remained positive. The most current statistics from the Investment Company Institute indicate that, year-to-date through November 2005, net new cash flows into long-term municipal bond funds amounted to $6.25 billion -- a significant improvement from the $12.7 billion net outflow seen during the same period in 2004. In December, however, surging equity prices and holiday seasonal factors led to reduced investor interest in long-term tax-exempt bond funds.

In early 2006, we look for the municipal bond market to at least match the performance of the U.S. Treasury market. The fundamentals for the tax-exempt bond market appear very favorable, and continued positive cash flows are anticipated. With municipal bonds currently yielding up to 98% of comparable U.S. Treasury bond yields, and given the prospects for reduced annual issuance in 2006, we believe the municipal bond market could enjoy solid results in the coming months.

Describe conditions in the State of California.

Despite some analysts' talk of a possible credit-rating upgrade for California, the state's ratings at period-end remained at A2 (Moody's), A (Standard & Poor's) and A (Fitch). In his State of the State address on January 5, 2006, Governor Arnold Schwarzenegger outlined a $222 billion construction plan to fund transportation, education, corrections, port and water projects -- a plan that includes $68 billion in borrowing over the next 10 years and will face an initial vote for authorization in June 2006. If implemented, the plan would essentially maximize the state's ability to borrow through 2018 and would establish a strict cap on debt issuance. While we anticipate that some of this plan may be approved, we believe that the full $68 billion of debt issuance is unlikely to take place in the intermediate term.

California's overall budget situation has improved, although this improvement is due to increased revenues stemming from the stronger economy and not any new structural reforms to address concerns about spending.

How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended December 31, 2005, the Common Stock of MuniHoldings California Insured Fund, Inc., had net annualized yields of 6.21% and 5.98%, based on a period-end per share net asset value of $15.01 and a per share market price of $15.60, respectively, and $.470 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +.59% based on a change in per share net asset value from $15.40 to $15.01, and assuming reinvestment of all distributions.


4       MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.      DECEMBER 31, 2005

The Fund's total return, based on net asset value, modestly trailed that of its comparable Lipper category of California Insured Municipal Debt Funds, which had an average return of +.69% for the six months ended December 31, 2005. (Funds in this Lipper category invest primarily in securities that are exempt from taxation in California, and are insured as to timely payment).

The Fund's relative performance during the past six months was primarily influenced by our focus on enhancing the stream of tax-exempt income to shareholders. We were less focused on generating price appreciation in a generally flat interest rate environment.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment return based on changes in the Fund's net asset value.

What changes were made to the portfolio during the period?

We sought to take advantage of short-lived periods of weakness in the California tax-exempt municipal market by adding to the portfolio's duration -- or sensitivity to changes in interest rates. During the past six months, we pursued a relatively defensive portfolio stance because we were seeking to mute the Fund's price volatility. However, with the Fed apparently near the end of its current cycle of interest rate hikes, we believed that a more neutral duration stance was warranted.

We maintained the Fund's credit quality at a high level, with 96% of the portfolio's assets covered by bond insurance. Because credit spreads have become extraordinarily tight by historical standards -- reflecting the declining amount of incremental yield available to investors in lower-rated bonds -- we intentionally limited our use of the Fund's noninsured "basket," which by prospectus can amount to as much as 20% of portfolio assets.

For the six months ended December 31, 2005, the Fund's Auction Market Preferred Stock had average yields as follows: Series A, 2.22%; Series B, 2.29%; Series C, 2.28%; Series D, 2.24%; and Series E, 2.29%. The Fed's interest rate hikes are clearly having an impact on the Fund's borrowing costs. The Fed raised the short-term interest rate target 100 basis points during the six-month period. Still, the tax-exempt yield curve remained relatively steep and continued to generate an income benefit to the holders of Common Stock from the leveraging of Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 38.96% of total net assets, before the deduction of Preferred Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)

How would you characterize the Fund's position at the close of the period?

The Fund remains positioned slightly defensively with respect to interest rate risk. Although new California municipal supply was substantial during the period, the market did not provide enough longer-duration securities to enable us to materially influence the Fund's interest rate sensitivity. If long-term interest rates rise again as the Fed continues its monetary tightening, we would anticipate extending the Fund's duration to a more neutral stance. In our view, a rise in long-term interest rates would restore some of the perceived value in longer-dated maturities, and the higher yields would compensate for the longer duration.

The Fund's credit quality remains very high. We are not currently seeing attractive values available from lower-rated bonds, as we do not believe we would be adequately compensated for taking on additional credit risk. With the Fund's borrowing costs rising along with the federal funds rate, we plan to maintain our fully invested posture in an effort to enhance the amount of income accrual for our shareholders.

Walter C. O'Connor, CFA
Vice President and Portfolio Manager

January 10, 2006


        MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.      DECEMBER 31, 2005      5

Schedule of Investments                                           (in Thousands)

        Face
      Amount     Municipal Bonds                                                        Value
===============================================================================================
California--156.5%
-----------------------------------------------------------------------------------------------
    $  1,000     ABAG Finance Authority for Nonprofit Corporations,
                 California, COP (Children's Hospital Medical Center), 6%
                 due 12/01/2029 (a)                                                  $    1,096
-----------------------------------------------------------------------------------------------
       3,345     ABC California Unified School District, GO, Series A,
                 5.625% due 8/01/2020 (f)(j)                                              3,534
-----------------------------------------------------------------------------------------------
       4,000     Acalanes, California, Unified High School District, GO,
                 5.80% due 8/01/2007 (f)(i)                                               4,201
-----------------------------------------------------------------------------------------------
                 Alameda County, California, COP (b):
      11,960          (Financing Project), 6% due 9/01/2006 (i)                          12,405
       2,490          RIB, Series 410, 8.194% due 9/01/2021 (g)                           2,675
-----------------------------------------------------------------------------------------------
       7,360     Alhambra, California, Unified School District, GO (Election
                 of 2004), Series A, 5% due 8/01/2029 (c)                                 7,749
-----------------------------------------------------------------------------------------------
       4,535     Bakersfield, California, COP, Refunding (Convention
                 Center Expansion Project), 5.875% due 4/01/2022 (b)                      4,717
-----------------------------------------------------------------------------------------------
       3,885     Berkeley, California, GO, Series C, 5.375% due 9/01/2029 (c)             4,069
-----------------------------------------------------------------------------------------------
                 Berkeley, California, Unified School District, GO,
                 Series I (f)(i):
       2,000          5.75% due 8/01/2008                                                 2,148
       4,520          5.875% due 8/01/2008                                                4,866
-----------------------------------------------------------------------------------------------
       7,120     Burbank, California, Unified School District, Capital
                 Appreciation, GO (Election of 1997), Series C, 4.84%**
                 due 7/01/2027 (c)                                                        2,588
-----------------------------------------------------------------------------------------------
       2,925     Cajon Valley, California, Union School District, GO,
                 Series B, 5.50% due 8/01/2027 (b)                                        3,163
-----------------------------------------------------------------------------------------------
       2,180     California Community College Financing Authority,
                 Lease Revenue Bonds (Grossmont-Palomar-Shasta),
                 Series A, 5.625% due 4/01/2026 (b)                                       2,370
-----------------------------------------------------------------------------------------------
                 California Educational Facilities Authority, Revenue
                 Refunding Bonds:
       5,815          (Occidental College), 5.625% due 10/01/2007 (b)(i)                  6,168
       5,000          (Occidental College), 5.70% due 10/01/2007 (b)(i)                   5,310
       7,720          (Pepperdine University), Series A, 5% due 12/01/2035 (a)            8,108
-----------------------------------------------------------------------------------------------
                 California HFA, Home Mortgage Revenue Bonds, VRDN, AMT (h):
         800          Series B, 3.46% due 8/01/2033 (f)                                     800
         100          Series R, 3.47% due 8/01/2032 (a)                                     100
-----------------------------------------------------------------------------------------------
                 California HFA, S/F Mortgage Revenue Bonds, AMT, Class II (b):
         315          Series A-1, 6% due 8/01/2020                                          325
       1,160          Series C-2, 5.625% due 8/01/2020 (d)                                1,195
-----------------------------------------------------------------------------------------------
       9,250     California Health Facilities Financing Authority Revenue
                 Bonds (Kaiser Permanente), Series A, 5.50% due 6/01/2022 (f)(j)          9,870
-----------------------------------------------------------------------------------------------
                 California Health Facilities Financing Authority, Revenue
                 Refunding Bonds:
         660          (Catholic Healthcare West), Series A, 6% due 7/01/2006 (b)(i)         682
         510          (Catholic Healthcare West), Series A, 5.75% due 7/01/2015 (a)         521
       1,840          (Catholic Healthcare West), Series A, 6% due 7/01/2025 (b)          1,951
       4,500          (Children's Hospital), 5.375% due 7/01/2020 (b)                     4,629
-----------------------------------------------------------------------------------------------
       1,900     California Infrastructure and Economic Development
                 Bank Revenue Bonds (Los Angeles County Department
                 of Public Social Services), 5.75% due 9/01/2023 (a)                      2,132
-----------------------------------------------------------------------------------------------
       2,000     California State, GO, 5.50% due 6/01/2025 (c)                            2,135
-----------------------------------------------------------------------------------------------
                 California State, GO, Refunding:
       6,000          5.25% due 2/01/2026 (b)                                             6,390
       1,075          5.75% due 12/01/2029                                                1,165
       7,000          RIB, AMT, Series 777X, 6.91% due 12/01/2021 (b)(g)                  7,251
       4,130          Veterans, AMT, Series B, 5.45% due 12/01/2017 (b)                   4,179
-----------------------------------------------------------------------------------------------
                 California State Public Works Board, Lease Revenue Bonds,
                 Series C (a):
       5,000          (University of California--Institution Project), 5%
                      due 4/01/2030                                                       5,233
      20,000          (Various University of California Projects), 5.125%
                      due 9/01/2022                                                      20,926
-----------------------------------------------------------------------------------------------
                 California State Public Works Board, Lease Revenue Refunding Bonds:
       5,025          (California State University), Series A, 5.50%
                      due 10/01/2014 (b)                                                  5,210
       8,750          (Department of Corrections), Series B, 5.625%
                      due 11/01/2019 (b)                                                  9,097
       2,625          (Various Community College Projects), Series B, 5.625%
                      due 3/01/2019 (a)                                                   2,688
-----------------------------------------------------------------------------------------------
       7,050     California State, Various Purpose, GO, 5.50% due 11/01/2033              7,711
-----------------------------------------------------------------------------------------------
       9,500     California Statewide Communities Development
                 Authority, COP, Refunding (Huntington Memorial
                 Hospital), 5.80% due 7/01/2006 (e)(i)                                    9,808
-----------------------------------------------------------------------------------------------
       4,915     California Statewide Communities Development
                 Authority, Health Facility Revenue Bonds (Memorial
                 Health Services), Series A, 6% due 10/01/2023                            5,443

Portfolio Abbreviations

To simplify the listings of MuniHoldings California Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT     Alternative Minimum Tax (subject to)
COP     Certificates of Participation
DRIVERS Derivative Inverse Tax-Exempt Receipts
GO      General Obligation Bonds
HFA     Housing Finance Agency
M/F     Multi-Family
RIB     Residual Interest Bonds
ROLS    Reset Option Long Securities
S/F     Single-Family
VRDN    Variable Rate Demand Notes


6       MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.      DECEMBER 31, 2005

Schedule of Investments (continued)                               (in Thousands)

        Face
      Amount     Municipal Bonds                                                        Value
===============================================================================================
California (continued)
-----------------------------------------------------------------------------------------------
    $  1,090     California Statewide Communities Development Authority Revenue
                 Bonds (Los Angeles Orthopedic Hospital Foundation), 5.50%
                 due 6/01/2019 (a)                                                   $    1,132
-----------------------------------------------------------------------------------------------
                 Capistrano, California, Unified Public Financing Authority,
                 Special Tax Revenue Refunding Bonds, First Lien, Series A (a):
      16,770          5.70% due 9/01/2016                                                17,380
      10,640          5.70% due 9/01/2020                                                11,022
-----------------------------------------------------------------------------------------------
       8,705     Castaic Lake, California, Water Agency Revenue Bonds,
                 COP (Water System Improvement Project), 5.50%
                 due 8/01/2023 (a)                                                        9,333
-----------------------------------------------------------------------------------------------
       2,225     Chico, California, Redevelopment Agency, Tax Allocation
                 Bonds (Chico Amended and Merged Redevelopment Project),
                 5% due 4/01/2027 (a)                                                     2,338
-----------------------------------------------------------------------------------------------
       2,500     Colton, California, Joint Unified School District, GO,
                 Series A, 5.375% due 8/01/2026 (c)                                       2,719
-----------------------------------------------------------------------------------------------
       7,800     Contra Costa, California, Community College District,
                 GO (Election of 2002), 5% due 8/01/2028 (b)                              8,183
-----------------------------------------------------------------------------------------------
                 Contra Costa County, California, COP, Refunding:
       4,570          (Capital Projects Program), 5.25% due 2/01/2021 (a)                 4,744
       6,000          DRIVERS, Series 154, 6.921% due 11/01/2017 (b)(g)                   6,658
       2,000          (Merrithew Memorial Hospital Project), 5.50%
                      due 11/01/2022 (b)                                                  2,109
-----------------------------------------------------------------------------------------------
       5,910     Corona, California, Department of Water and Power,
                 COP, 5% due 9/01/2029 (b)                                                6,182
-----------------------------------------------------------------------------------------------
       4,250     Coronado, California, Community Development Agency, Tax
                 Allocation Bonds (Coronado Community Development Project),
                 5% due 9/01/2030 (a)                                                     4,425
-----------------------------------------------------------------------------------------------
       2,395     Covina-Valley, California, Unified School District, GO,
                 Refunding, Series A, 5.50% due 8/01/2026 (f)                             2,611
-----------------------------------------------------------------------------------------------
       3,750     Culver City, California, Redevelopment Finance Authority,
                 Revenue Refunding Bonds, Tax Allocation, Series A, 5.60%
                 due 11/01/2025 (f)                                                       4,072
-----------------------------------------------------------------------------------------------
       1,870     Davis, California, Joint Unified School District,
                 Community Facilities District, Special Tax Refunding
                 Bonds, Number 1, 5.50% due 8/15/2021 (b)                                 1,914
-----------------------------------------------------------------------------------------------
       7,500     Desert Sands, California, Unified School District, GO
                 (Election of 2001), 5% due 6/01/2029 (f)                                 7,857
-----------------------------------------------------------------------------------------------
                 East Side Union High School District, California, Santa
                 Clara County, Capital Appreciation, GO (Election of 2002),
                 Series E (k):
       5,205          5.03%** due 8/01/2024                                               2,081
       5,550          5.05%** due 8/01/2025                                               2,102
      11,000          5.125%** due 8/01/2028                                              3,519
-----------------------------------------------------------------------------------------------
                 East Side Union High School District, California, Santa
                 Clara County, GO, Series E (c)(j):
       6,205          5% due 9/01/2022                                                    6,333
       5,655          5% due 9/01/2023                                                    5,772
-----------------------------------------------------------------------------------------------
       7,000     El Dorado County, California, Public Agency Financing
                 Authority, Revenue Refunding Bonds, 5.50% due 2/15/2021 (c)              7,159
-----------------------------------------------------------------------------------------------
       7,595     Elk Grove, California, Unified School District, Special Tax
                 Bonds (Community Facilities District Number 1), 5%
                 due 12/01/2035 (b)                                                       7,964
-----------------------------------------------------------------------------------------------
                 Escondido, California, COP, Refunding:
       1,000          Series A, 5.75% due 9/01/2024 (c)                                   1,097
       5,000          (Wastewater Project), 5.70% due 9/01/2006 (a)(i)                    5,180
-----------------------------------------------------------------------------------------------
       5,000     Fontana, California, Redevelopment Agency, Tax
                 Allocation Refunding Bonds (Southwest Industrial Park
                 Project), 5% due 9/01/2022 (b)                                           5,217
-----------------------------------------------------------------------------------------------
       5,000     Foothill-De Anza, California, Community College District, GO,
                 Refunding, 5% due 8/01/2030 (c)                                          5,187
-----------------------------------------------------------------------------------------------
       4,455     Fresno, California, Airport Revenue Bonds, AMT, Series B, 5.50%
                 due 7/01/2020 (f)                                                        4,741
-----------------------------------------------------------------------------------------------
       5,200     Fullerton, California, Joint Union High School District,
                 GO (Election of 2002), Series B, 5% due 8/01/2029 (c)                    5,475
-----------------------------------------------------------------------------------------------
       4,040     Garden Grove, California, COP (Financing Project), Series A,
                 5.50% due 3/01/2026 (a)                                                  4,372
-----------------------------------------------------------------------------------------------
       5,200     Glendale, California, Unified School District, GO, Series B,
                 5.125% due 9/01/2023 (f)                                                 5,461
-----------------------------------------------------------------------------------------------
       4,565     Hemet, California, Unified School District, GO, Series A,
                 5.375% due 8/01/2026 (b)                                                 4,890
-----------------------------------------------------------------------------------------------
       9,205     Industry, California, Urban Development Agency, Tax Allocation
                 Refunding Bonds (Civic-Recreational-Industrial Redevelopment
                 Project Number 1), 5.50% due 5/01/2020 (b)                               9,593
-----------------------------------------------------------------------------------------------
       1,700     Inglewood, California, Unified School District, GO, Series A,
                 5.60% due 10/01/2024 (c)                                                 1,839
-----------------------------------------------------------------------------------------------
       2,300     Irvine, California, Unified School District, Special Tax
                 (Community Facilities District Number 86-1), 5.375%
                 due 11/01/2020 (a)                                                       2,457
-----------------------------------------------------------------------------------------------
       4,665     Irvine, California, Unified School District, Special Tax
                 Refunding Bonds (Community Facilities District Number
                 86-1), 5.80% due 11/01/2020 (a)                                          4,958
-----------------------------------------------------------------------------------------------
       2,500     La Quinta, California, Financing Authority, Local Agency
                 Revenue Bonds, Series A, 5.25% due 9/01/2024 (a)                         2,704
-----------------------------------------------------------------------------------------------
       3,585     La Quinta, California, Financing Authority, Local Agency
                 Tax Allocation and Revenue Refunding Bonds, ROLS,
                 Series II-R-412X, 6.612% due 9/01/2034 (a)(g)                            3,966
-----------------------------------------------------------------------------------------------
       4,000     Long Beach, California, Bond Finance Authority, Lease
                 Revenue Bonds (Rainbow Harbor Refinancing Project),
                 Series A, 5.25% due 5/01/2024 (a)                                        4,242
-----------------------------------------------------------------------------------------------
      10,650     Los Altos, California, School District GO, Series A, 5%
                 due 8/01/2023 (f)                                                       10,853
-----------------------------------------------------------------------------------------------
      10,000     Los Angeles, California, Community Redevelopment
                 Agency, Community Redevelopment Financing Authority
                 Revenue Bonds (Bunker Hill Project), Series A, 5%
                 due 12/01/2027 (f)                                                      10,453
-----------------------------------------------------------------------------------------------
       2,000     Los Angeles, California, Harbor Department Revenue
                 Bonds, AMT, Series B, 5.375% due 11/01/2023                              2,046
-----------------------------------------------------------------------------------------------
         330     Los Angeles, California, M/F Housing Revenue Refunding
                 Bonds, Senior Series G, 5.65% due 1/01/2014 (f)                            333
-----------------------------------------------------------------------------------------------
      10,000     Los Angeles, California, Unified School District, GO,
                 Series E, 5% due 7/01/2030 (a)                                          10,510
-----------------------------------------------------------------------------------------------
                 Los Angeles County, California, Metropolitan
                 Transportation Authority, Sales Tax Revenue Refunding
                 Bonds, Senior Series A:
       9,000          Proposition A, First Tier, 5% due 7/01/2035 (a)                     9,437
       3,750          Proposition C, Second Tier, 5.25% due 7/01/2030 (c)                 3,983


        MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.      DECEMBER 31, 2005      7

Schedule of Investments (continued)                               (in Thousands)

        Face
      Amount     Municipal Bonds                                                        Value
===============================================================================================
California (continued)
-----------------------------------------------------------------------------------------------
    $  8,795     Los Angeles County, California, Sanitation Districts
                 Financing Authority, Revenue Refunding Bonds (Capital
                 Projects--District Number 14), Sub-Series B, 5%
                 due 10/01/2034 (c)                                                  $    9,231
-----------------------------------------------------------------------------------------------
       2,735     Los Gatos, California, Unified School District, GO
                 (Election 2001), Series B, 5% due 8/01/2030 (f)                          2,851
-----------------------------------------------------------------------------------------------
       1,890     Los Rios, California, Community College District, GO
                 (Election of 2002), Series B, 5% due 8/01/2027 (b)                       1,983
-----------------------------------------------------------------------------------------------
       5,000     Menlo Park, California, Community Development Agency, Tax
                 Allocation (Las Pulgas Community Development Project), 5.50%
                 due 6/01/2025 (a)                                                        5,403
-----------------------------------------------------------------------------------------------
       9,000     Metropolitan Water District of Southern California, Waterworks
                 Revenue Bonds, Series B-1, 5% due 10/01/2033 (c)                         9,369
-----------------------------------------------------------------------------------------------
       5,000     Modesto, California, Schools Infrastructure Financing
                 Agency, Special Tax Bonds, 5% due 9/01/2029 (a)                          5,218
-----------------------------------------------------------------------------------------------
       3,500     Mojave, California, Water Agency, GO, Refunding (Improvement
                 District--Morongo Basin), 5.80% due 9/01/2022 (c)                        3,628
-----------------------------------------------------------------------------------------------
       2,000     Montebello, California, Community Redevelopment Agency, Housing
                 Tax Allocation Bonds, Series A, 5.45% due 9/01/2019 (f)                  2,108
-----------------------------------------------------------------------------------------------
       4,150     Moorpark, California, Redevelopment Agency, Tax Allocation
                 Bonds (Moorpark Redevelopment Project), 5.125% due 10/01/2031 (a)        4,357
-----------------------------------------------------------------------------------------------
       2,315     Morgan Hill, California, Unified School District, GO,
                 5.75% due 8/01/2019 (c)                                                  2,551
-----------------------------------------------------------------------------------------------
       1,500     Napa Valley, California, Unified School District, GO
                 (Election 2002), 5% due 8/01/2029 (c)                                    1,579
-----------------------------------------------------------------------------------------------
      16,000     Norco, California, Redevelopment Agency, Tax Allocation
                 Refunding Bonds (Norco Redevelopment Project -- Area Number 1),
                 5.75% due 3/01/2026 (b)                                                 16,385
-----------------------------------------------------------------------------------------------
       2,140     North City West, California, School Facilities Financing Authority,
                 Special Tax Refunding Bonds, Series B, 6% due 9/01/2019 (f)              2,221
-----------------------------------------------------------------------------------------------
       3,275     Northern California Power Agency, Public Power Revenue Refunding
                 Bonds (Hydroelectric Project Number One), Series A, 5.125%
                 due 7/01/2023 (b)                                                        3,425
-----------------------------------------------------------------------------------------------
      10,350     Norwalk-La Mirada Unified School District, California,
                 Capital Appreciation, GO, Series B, 5%** due 8/01/2024 (c)               4,325
-----------------------------------------------------------------------------------------------
       9,995     Oakland, California, Alameda County Unified School
                 District, GO, Refunding, Series C, 5.50% due 8/01/2019 (c)              10,114
-----------------------------------------------------------------------------------------------
                 Oakland, California, Alameda County Unified School District,
                 GO, Series F (b):
       3,705          5.625% due 8/01/2020                                                4,018
       5,245          5.625% due 8/01/2021                                                5,689
       6,000          5.50% due 8/01/2024                                                 6,463
-----------------------------------------------------------------------------------------------
       7,105     Oakland, California, Joint Powers Financing Authority,
                 Lease Revenue Bonds (Oakland Administration Buildings),
                 5.75% due 8/01/2006 (a)(i)                                               7,349
-----------------------------------------------------------------------------------------------
       5,000     Ohlone, California, Community College District, GO,
                 Series B, 5% due 8/01/2030 (f)                                           5,256
-----------------------------------------------------------------------------------------------
      10,000     Oxnard, California, Financing Authority, Wastewater Revenue Bonds
                 (Redwood Trunk Sewer and Headworks Projects), Series A, 5.25%
                 due 6/01/2034 (c)                                                       10,701
-----------------------------------------------------------------------------------------------
                 Pajaro Valley, California, Unified School District, Capital
                 Appreciation, GO (Election of 2002), Series B (f):
       5,610          5.03%** due 8/01/2024                                               2,327
       6,440          5.16%** due 8/01/2028                                               2,168
-----------------------------------------------------------------------------------------------
       6,475     Palm Desert, California, Financing Authority, Tax Allocation
                 Revenue Bonds (Project Area Number 2), 5% due 8/01/2033 (b)              6,745
-----------------------------------------------------------------------------------------------
       5,750     Palm Desert, California, Financing Authority, Tax Allocation
                 Revenue Refunding Bonds (Project Area Number 1), 5.45%
                 due 4/01/2018 (b)                                                        6,009
-----------------------------------------------------------------------------------------------
       1,000     Palm Springs, California, COP, Refunding (Multiple Capital
                 Facilities Project), 5.75% due 4/01/2017 (a)                             1,050
-----------------------------------------------------------------------------------------------
       1,600     Palm Springs, California, Financing Authority, Lease Revenue
                 Refunding Bonds (Convention Center Project), Series A,
                 5.50% due 11/01/2035 (b)                                                 1,771
-----------------------------------------------------------------------------------------------
      15,490     Peralta, California, Community College District, GO (Election
                 of 2000), Series D, 5% due 8/01/2035 (f)                                16,247
-----------------------------------------------------------------------------------------------
       5,115     Perris, California, Unified School District, Capital Appreciation,
                 GO, Series A, 5.20%** due 9/01/2028 (c)                                  1,730
-----------------------------------------------------------------------------------------------
       4,000     Pittsburg, California, Public Financing Authority, Water Revenue
                 Bonds, 5.50% due 6/01/2007 (b)(i)                                        4,185
-----------------------------------------------------------------------------------------------
       9,100     Pleasanton, California, Unified School District, GO, Series E,
                 5.50% due 8/01/2008 (c)(i)                                               9,717
-----------------------------------------------------------------------------------------------
       5,000     Port of Oakland, California, Port Revenue Refunding Bonds,
                 Series I, 5.40% due 11/01/2017 (b)                                       5,285
-----------------------------------------------------------------------------------------------
      12,675     Port of Oakland, California, RIB, AMT, Series 1192, 6.96%
                 due 11/01/2027 (c)(g)                                                   14,312
-----------------------------------------------------------------------------------------------
                 Port of Oakland, California, Revenue Bonds, AMT, Series K (c):
       3,500          5.75% due 11/01/2014                                                3,755
      17,120          5.75% due 11/01/2029                                               18,266
-----------------------------------------------------------------------------------------------
                 Rancho Cordova, California, COP (City Hall Facility
                 Acquisition Project) (k):
       5,085          5% due 2/01/2030                                                    5,307
       5,525          5% due 2/01/2035                                                    5,750
-----------------------------------------------------------------------------------------------
       2,205     Richmond, California, Joint Powers Financing Authority,
                 Tax Allocation Revenue Bonds, Series A, 5.50% due 9/01/2018 (b)          2,396
-----------------------------------------------------------------------------------------------
      10,825     Sacramento, California, Municipal Utility District, Electric
                 Revenue Refunding Bonds, Series L, 5.125% due 7/01/2022 (b)             11,300
-----------------------------------------------------------------------------------------------
       3,500     Sacramento, California, Power Authority Revenue Bonds
                 (Cogeneration Project), 5.875% due 7/01/2006 (b)(i)                      3,616
-----------------------------------------------------------------------------------------------
       1,700     Sacramento County, California, Airport System Revenue Bonds,
                 Series A, 5.25% due 7/01/2017 (f)                                        1,831
-----------------------------------------------------------------------------------------------
       4,000     Sacramento County, California, Sanitation District Financing
                 Authority, Revenue Bonds, Series A, 5% due 12/01/2035 (a)                4,190
-----------------------------------------------------------------------------------------------
       4,000     Sacramento County, California, Sanitation District Financing
                 Authority, Revenue Refunding Bonds, 5% due 8/01/2030 (b)                 4,205


8       MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.      DECEMBER 31, 2005

Schedule of Investments (continued)                               (in Thousands)

        Face
      Amount     Municipal Bonds                                                        Value
===============================================================================================
California (continued)
-----------------------------------------------------------------------------------------------
    $  4,115     Saddleback Valley, California, Unified School District,
                 GO, 5% due 8/01/2029 (f)                                            $    4,314
-----------------------------------------------------------------------------------------------
       5,440     San Bernardino, California, Joint Powers Financing Authority,
                 Lease Revenue Bonds (Department of Transportation Lease),
                 Series A, 5.50% due 12/01/2020 (b)                                       5,558
-----------------------------------------------------------------------------------------------
       1,480     San Bernardino County, California, COP, Refunding
                 (Medical Center Financing Project), 5.50% due 8/01/2019 (b)              1,497
-----------------------------------------------------------------------------------------------
       3,330     San Diego, California, Community College District, GO
                 (Election of 2002), 5% due 5/01/2030 (f)                                 3,497
-----------------------------------------------------------------------------------------------
       5,055     San Diego, California, Public Facilities Financing
                 Authority, Sewer Revenue Bonds, Series A, 5.25%
                 due 5/15/2027 (c)                                                        5,215
-----------------------------------------------------------------------------------------------
       6,480     San Diego, California, Unified School District, GO
                 (Election of 1998), Series F, 5% due 7/01/2028 (f)                       6,796
-----------------------------------------------------------------------------------------------
       1,500     San Diego County, California, COP (Edgemoor Project
                 and Regional System), Refunding, 5% due 2/01/2029 (a)                    1,566
-----------------------------------------------------------------------------------------------
       4,000     San Diego County, California, Water Authority, Water
                 Revenue Bonds, COP, Series A, 5% due 5/01/2031 (f)                       4,191
-----------------------------------------------------------------------------------------------
       6,795     San Francisco, California, Bay Area Rapid Transit District,
                 Sales Tax Revenue Bonds, 5.50% due 7/01/2009 (c)(i)                      7,360
-----------------------------------------------------------------------------------------------
      13,100     San Francisco, California, Bay Area Rapid Transit District,
                 Sales Tax Revenue Refunding Bonds, Series A, 5%
                 due 7/01/2030 (b)                                                       13,767
-----------------------------------------------------------------------------------------------
                 San Francisco, California, City and County Airport Commission,
                 International Airport Revenue Bonds, AMT, Second Series:
       5,830          Issue 10A, 5.50% due 5/01/2013 (b)                                  5,983
       5,750          Issue 12A, 5.80% due 5/01/2021 (c)                                  5,850
       6,430          Issue 24A, 5.50% due 5/01/2024 (f)                                  6,785
-----------------------------------------------------------------------------------------------
       8,900     San Francisco, California, State Building Authority, Lease
                 Revenue Bonds (San Francisco Civic Center Complex), Series A,
                 5.25% due 12/01/2006 (a)(i)                                              9,238
-----------------------------------------------------------------------------------------------
                 San Jose-Evergreen, California, Community College District, Capital
                 Appreciation, GO (Election of 2004), Refunding, Series A (b):
      10,410          5.17%** due 9/01/2024                                               4,129
       7,250          5.34%** due 9/01/2029                                               2,152
-----------------------------------------------------------------------------------------------
                 San Juan, California, Unified School District, GO :
       3,955          5.625% due 8/01/2018 (c)                                            4,331
       3,830          5.625% due 8/01/2019 (c)                                            4,194
       4,250          (Election of 2002), 5% due 8/01/2028 (b)                            4,438
-----------------------------------------------------------------------------------------------
       6,740     San Mateo, California, Redevelopment Agency, Merged Area Tax
                 Allocation Refunding Bonds, Series A, 5% due 8/01/2030 (k)               7,037
-----------------------------------------------------------------------------------------------
       2,300     San Mateo County, California, Community College District, COP, 5%
                 due 10/01/2029 (b)                                                       2,397
-----------------------------------------------------------------------------------------------
       5,650     San Mateo County, California, Transit District, Sales Tax
                 Revenue Refunding Bonds, Series A, 5% due 6/01/2029 (b)                  5,945
-----------------------------------------------------------------------------------------------
      14,000     Santa Clara, California, Redevelopment Agency, Tax Allocation
                 Bonds (Bayshore North Project), Series A, 5.50% due 6/01/2023 (a)       15,000
-----------------------------------------------------------------------------------------------
       6,050     Santa Clara, California, Subordinated Electric Revenue
                 Bonds, Series A, 5% due 7/01/2028 (b)                                    6,315
-----------------------------------------------------------------------------------------------
       9,750     Santa Clara County, California, Financing Authority,
                 Lease Revenue Refunding Bonds, Series A, 5% due 11/15/2022 (a)          10,200
-----------------------------------------------------------------------------------------------
       9,000     Santa Fe Springs, California, Community Development,
                 Commission Tax Allocation Refunding Bonds (Consolidated
                 Redevelopment Project), Series A, 5% due 9/01/2022 (b)                   9,379
-----------------------------------------------------------------------------------------------
       5,110     Santa Monica, California, Redevelopment Agency, Tax
                 Allocation Bonds (Earthquake Recovery Redevelopment
                 Project), 6% due 7/01/2029 (a)                                           5,552
-----------------------------------------------------------------------------------------------
       2,855     Santa Rosa, California, High School District, GO
                 (Election of 2002), 5% due 8/01/2028 (b)                                 2,981
-----------------------------------------------------------------------------------------------
       4,450     Saugus, California, Union School District, GO, Series B,
                 5% due 8/01/2029 (f)                                                     4,685
-----------------------------------------------------------------------------------------------
       5,000     Southern California Public Power Authority, Power
                 Project Revenue Bonds (Magnolia Power Project),
                 Series A-1, 5% due 7/01/2033 (a)                                         5,196
-----------------------------------------------------------------------------------------------
       1,570     Southwestern Community College District, California,
                 GO, Refunding, 5.25% due 8/01/2017 (b)                                   1,758
-----------------------------------------------------------------------------------------------
       3,200     Stockton, California, Public Financing Authority, Water
                 Revenue Bonds (Water System Capital Improvement
                 Projects), Series A, 5% due 10/01/2031 (b)                               3,364
-----------------------------------------------------------------------------------------------
       1,500     Stockton, California, Redevelopment Agency, Revenue Bonds
                 (Stockton Events Center--Arena Project), 5% due 9/01/2028 (c)            1,561
-----------------------------------------------------------------------------------------------
      13,250     Tracy, California, Area Public Facilities Financing Agency,
                 Special Tax Refunding Bonds (Community Facilities District Number
                 87-1), Series H, 5.875% due 10/01/2019 (b)                              13,910
-----------------------------------------------------------------------------------------------
       6,655     Turlock, California, Public Finance Authority, Sewer
                 Revenue Bonds, Series A, 5% due 9/15/2033 (c)                            6,926
-----------------------------------------------------------------------------------------------
       7,475     University of California, COP, Series A, 5.25%
                 due 11/01/2007 (a)(i)                                                    7,823
-----------------------------------------------------------------------------------------------
       9,875     University of California, Hospital Revenue Bonds (University of
                 California Medical Center), 5.75% due 7/01/2006 (a)(i)                  10,096
-----------------------------------------------------------------------------------------------
       1,410     University of California Revenue Bonds, Series K, 5.25%
                 due 9/01/2024 (c)                                                        1,485
-----------------------------------------------------------------------------------------------
      16,000     University of California Revenue Refunding Bonds (Multiple Purpose
                 Projects), Series E, 5.125% due 9/01/2020 (b)                           16,589
-----------------------------------------------------------------------------------------------
       2,200     Val Verde, California, Unified School District, COP (School
                 Construction Project), Refunding, Series B, 5% due 1/01/2030 (c)         2,292
-----------------------------------------------------------------------------------------------
                 Vista, California, Unified School District, GO:
      10,000          Series A, 5.25% due 8/01/2025 (f)                                  10,652
       2,550          Series B, 5% due 8/01/2028 (c)                                      2,663
-----------------------------------------------------------------------------------------------


        MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.      DECEMBER 31, 2005      9

Schedule of Investments (concluded)                               (in Thousands)

        Face
      Amount     Municipal Bonds                                                        Value
===============================================================================================
California (concluded)
-----------------------------------------------------------------------------------------------
    $  6,075     Washington, California, Unified School District (Yolo
                 County), Capital Appreciation, GO (Election of 2004),
                 Series A, 4.98%** due 8/01/2029 (c)                                 $    1,984
-----------------------------------------------------------------------------------------------
       5,825     West Contra Costa, California, Unified School District,
                 Capital Appreciation, GO (Election of 2002), Series C,
                 4.98%** due 8/01/2029 (c)                                                1,904
-----------------------------------------------------------------------------------------------
       6,690     West Contra Costa, California, Unified School District,
                 GO (Election of 2002), Series B, 5% due 8/01/2032 (f)                    6,932
-----------------------------------------------------------------------------------------------
       3,145     Yorba Linda, California, Redevelopment Agency,
                 Redevelopment Project Tax Allocation Revenue Bonds
                 (Subordinate Lien), Series B, 5% due 9/01/2032 (a)                       3,301
===============================================================================================
Puerto Rico--4.7%
-----------------------------------------------------------------------------------------------
                 Puerto Rico Commonwealth Infrastructure Financing Authority,
                 Special Tax and Capital Appreciation Revenue Bonds, Series A:
      15,000          4.60%** due 7/01/2030 (c)                                           4,778
      12,400          4.77%** due 7/01/2042 (c)                                           2,183
      10,000          4.77%** due 7/01/2044 (a)                                           1,597
-----------------------------------------------------------------------------------------------
                 Puerto Rico Electric Power Authority, Power Revenue Bonds:
      11,215          Series HH, 5.30% due 7/01/2020 (f)                                 12,015
       7,880          Series NN, 5.125% due 7/01/2029                                     8,159
-----------------------------------------------------------------------------------------------
                 Total Municipal Bonds
                 (Cost--$940,751)--161.2%                                               985,117
===============================================================================================

===============================================================================================
      Shares
        Held     Short-Term Securities
===============================================================================================
          88     CMA California Municipal Money Fund ***                                     88
-----------------------------------------------------------------------------------------------
                 Total Short-Term Securities (Cost--$88)--0.0%                               88
===============================================================================================
Total Investments (Cost--$940,839*)--161.2%                                             985,205

Other Assets Less Liabilities--2.6%                                                      15,991

Preferred Stock, at Redemption Value--(63.8%)                                          (390,152)
                                                                                     ----------
Net Assets Applicable to Common Stock--100.0%                                        $  611,044
                                                                                     ==========

* The cost and unrealized appreciation (depreciation) of investments as of December 31, 2005, as computed for federal income tax purposes, were as follows:

      Aggregate cost..............................................     $940,329
                                                                       ========
      Gross unrealized appreciation...............................     $ 45,797
      Gross unrealized depreciation...............................         (921)
                                                                       --------
      Net unrealized appreciation.................................     $ 44,876
                                                                       ========

** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.
*** Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                          Net           Dividend
      Affiliate                                        Activity          Income
      --------------------------------------------------------------------------
      CMA California Municipal Money Fund                 33               $23
      --------------------------------------------------------------------------

(a)   AMBAC Insured.
(b)   MBIA Insured.
(c)   FGIC Insured.
(d)   FHA Insured.
(e)   Connie Lee Insured.
(f)   FSA Insured.
(g) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.
(h) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.
(i)   Prerefunded.
(j)   Escrowed to maturity.
(k)   XL Capital Insured.

      See Notes to Financial Statements.

Portfolio Information as of December 31, 2005

                                                                      Percent of
                                                                        Total
Quality Ratings by S&P/Moody's                                       Investments
--------------------------------------------------------------------------------
AAA/Aaa ..........................................................      97.5%
AA/Aa ............................................................       0.2
A/A ..............................................................       2.2
Other* ...........................................................       0.1
--------------------------------------------------------------------------------
* Includes portfolio holdings in short-term investments and variable rate demand notes.


10      MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.      DECEMBER 31, 2005

Statement of Net Assets

As of December 31, 2005
==================================================================================================================================
Assets
----------------------------------------------------------------------------------------------------------------------------------
               Investments in unaffiliated securities, at value (identified cost--$940,750,258)                     $  985,116,802
               Investments in affiliated securities, at value (identified cost--$88,264) ......                             88,264
               Cash ...........................................................................                             31,211
               Receivables:
                  Interest ....................................................................    $  15,472,494
                  Securities sold .............................................................        3,528,800        19,001,294
                                                                                                   -------------
               Prepaid expenses ...............................................................                              3,584
                                                                                                                    --------------
               Total assets ...................................................................                      1,004,241,155
                                                                                                                    --------------
==================================================================================================================================
Liabilities
----------------------------------------------------------------------------------------------------------------------------------
               Payables:
                  Securities purchased ........................................................        2,339,138
                  Investment adviser ..........................................................          407,158
                  Dividends to Common Stock shareholders ......................................           60,082
                  Other affiliates ............................................................           14,705         2,821,083
                                                                                                   -------------
               Accrued expenses and other liabilities .........................................                            224,070
                                                                                                                    --------------
               Total liabilities ..............................................................                          3,045,153
                                                                                                                    --------------
==================================================================================================================================
Preferred Stock
----------------------------------------------------------------------------------------------------------------------------------
               Preferred Stock, at redemption value, par value $.10 per share (1,920 Class A
                Shares, 3,880 Class B Shares, 3,200 Class C Shares, 2,960 Class D Shares
                and 3,640 Class E Shares of AMPS* authorized, issued and outstanding at
                $25,000 per share liquidation preference) .....................................                        390,151,962
                                                                                                                    --------------
==================================================================================================================================
Net Assets Applicable to Common Stock
----------------------------------------------------------------------------------------------------------------------------------
               Net assets applicable to Common Stock ..........................................                     $  611,044,040
                                                                                                                    ==============
==================================================================================================================================
Analysis of Net Assets Applicable to Common Stock
----------------------------------------------------------------------------------------------------------------------------------
               Common Stock, par value $.10 per share (40,721,660 shares issued and outstanding)                    $    4,072,166
               Paid-in capital in excess of par ...............................................                        600,677,596
               Undistributed investment income--net ...........................................    $   6,727,923
               Accumulated realized capital losses--net .......................................      (44,800,189)
               Unrealized appreciation--net ...................................................       44,366,544
                                                                                                   -------------
               Total accumulated earnings--net ................................................                          6,294,278
                                                                                                                    --------------
               Total--Equivalent to $15.01 net asset value per share of Common Stock
                (market price--$15.60) ........................................................                     $  611,044,040
                                                                                                                    ==============

*     Auction Market Preferred Stock.

      See Notes to Financial Statements.


        MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.      DECEMBER 31, 2005     11

Statement of Operations

For the Six Months Ended December 31, 2005
==================================================================================================================================
Investment Income
----------------------------------------------------------------------------------------------------------------------------------
                       Interest ...............................................................                      $  25,151,130
                       Dividends from affiliates ..............................................                             22,806
                                                                                                                     -------------
                       Total income ...........................................................                         25,173,936
                                                                                                                     -------------
==================================================================================================================================
Expenses
----------------------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees ...............................................    $   2,809,869
                       Commission fees ........................................................          503,222
                       Accounting services ....................................................          143,930
                       Transfer agent fees ....................................................           41,010
                       Professional fees ......................................................           30,325
                       Custodian fees .........................................................           24,830
                       Printing and shareholder reports .......................................           24,322
                       Directors' fees and expenses ...........................................           19,747
                       Pricing fees ...........................................................           15,480
                       Listing fees ...........................................................           14,604
                       Other ..................................................................           36,938
                                                                                                   -------------
                       Total expenses before waiver and reimbursement .........................        3,664,277
                       Waiver and reimbursement of expenses ...................................         (173,420)
                                                                                                   -------------
                       Total expenses after waiver and reimbursement ..........................                          3,490,857
                                                                                                                     -------------
                       Investment income--net .................................................                         21,683,079
                                                                                                                     -------------
==================================================================================================================================
Realized & Unrealized Gain (Loss)--Net
----------------------------------------------------------------------------------------------------------------------------------
                       Realized gain (loss) on:
                          Investments--net ....................................................        6,102,234
                          Futures contracts--net ..............................................         (385,491)        5,716,743
                                                                                                   -------------
                       Change in unrealized appreciation on:
                          Investments--net ....................................................      (19,601,449)
                          Futures contracts--net ..............................................          (36,942)      (19,638,391)
                                                                                                   -------------------------------
                       Total realized and unrealized loss--net ................................                        (13,921,648)
                                                                                                                     -------------
==================================================================================================================================
Dividends to Preferred Stock Shareholders
----------------------------------------------------------------------------------------------------------------------------------
                       Investment income--net .................................................                         (4,512,715)
                                                                                                                     -------------
                       Net Increase in Net Assets Resulting from Operations ...................                      $   3,248,716
                                                                                                                     =============

      See Notes to Financial Statements.


12      MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.      DECEMBER 31, 2005

Statements of Changes in Net Assets

                                                                                                    For the Six         For the
                                                                                                    Months Ended       Year Ended
                                                                                                    December 31,        June 30,
Increase (Decrease) in Net Assets:                                                                      2005              2005
==================================================================================================================================
Operations
----------------------------------------------------------------------------------------------------------------------------------
               Investment income--net .........................................................    $  21,683,079     $  43,408,467
               Realized gain--net .............................................................        5,716,743         4,909,272
               Change in unrealized appreciation/depreciation--net ............................      (19,638,391)       23,183,647
               Dividends to Preferred Stock shareholders ......................................       (4,512,715)       (5,757,284)
                                                                                                   -------------------------------
               Net increase in net assets resulting from operations ...........................        3,248,716        65,744,102
                                                                                                   -------------------------------
==================================================================================================================================
Dividends to Common Stock Shareholders
----------------------------------------------------------------------------------------------------------------------------------
               Investment income--net .........................................................      (19,278,947)      (38,543,121)
                                                                                                   -------------------------------
               Net decrease in net assets resulting from dividends to Common Stock shareholders      (19,278,947)      (38,543,121)
                                                                                                   -------------------------------
==================================================================================================================================
Capital Stock Transactions
----------------------------------------------------------------------------------------------------------------------------------
               Net increase in net assets derived from capital stock transactions .............          965,420                --
                                                                                                   -------------------------------
==================================================================================================================================
Net Assets Applicable to Common Stock
----------------------------------------------------------------------------------------------------------------------------------
               Total increase (decrease) in net assets applicable to Common Stock .............      (15,064,811)       27,200,981
               Beginning of period ............................................................      626,108,851       598,907,870
                                                                                                   -------------------------------
               End of period* .................................................................    $ 611,044,040     $ 626,108,851
                                                                                                   ===============================
                 * Undistributed investment income--net .......................................    $   6,727,923     $   8,836,506
                                                                                                   ===============================

      See Notes to Financial Statements.


        MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.      DECEMBER 31, 2005     13

Financial Highlights

                                                                        For the Six
                                                                        Months Ended           For the Year Ended June 30,
The following per share data and ratios have been derived               December 31,   -------------------------------------------
from information provided in the financial statements.                      2005         2005        2004        2003        2002
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
          Net asset value, beginning of period .........................  $ 15.40      $ 14.73     $ 15.53     $ 14.82     $ 14.46
                                                                          --------------------------------------------------------
          Investment income--net** .....................................      .53         1.07        1.05        1.09        1.10
          Realized and unrealized gain (loss)--net .....................     (.34)         .69        (.84)        .63         .30
          Dividends and distributions to Preferred Stock shareholders:
             Investment income--net ....................................     (.11)        (.14)       (.08)       (.10)       (.15)
             Realized gain--net ........................................       --           --          --          --          --+
                                                                          --------------------------------------------------------
          Total from investment operations .............................      .08         1.62         .13        1.62        1.25
                                                                          --------------------------------------------------------
          Less dividends and distributions to Common Stock shareholders:
             Investment income--net ....................................     (.47)        (.95)       (.93)       (.91)       (.89)
             Realized gain--net ........................................       --           --          --          --          --+
                                                                          --------------------------------------------------------
          Total dividends and distributions to Common Stock shareholders     (.47)        (.95)       (.93)       (.91)       (.89)
                                                                          --------------------------------------------------------
          Net asset value, end of period ...............................  $ 15.01      $ 15.40     $ 14.73     $ 15.53     $ 14.82
                                                                          ========================================================
          Market price per share, end of period ........................  $ 15.60      $ 14.97     $ 13.36     $ 14.85     $ 14.19
                                                                          ========================================================
==================================================================================================================================
Total Investment Return****
----------------------------------------------------------------------------------------------------------------------------------
          Based on net asset value per share ...........................      .59%@      11.56%       1.28%      11.60%       9.10%
                                                                          ========================================================
          Based on market price per share ..............................     7.55%@      19.56%      (3.93%)     11.45%      14.61%
                                                                          ========================================================
==================================================================================================================================
Ratios Based on Average Net Assets of Common Stock
----------------------------------------------------------------------------------------------------------------------------------
          Total expenses, net of waiver and reimbursement and excluding
           reorganization expenses*** ..................................     1.12%*       1.11%       1.10%       1.11%       1.14%
                                                                          ========================================================
          Total expenses, excluding reorganization expenses*** .........     1.17%*       1.17%       1.17%       1.17%       1.20%
                                                                          ========================================================
          Total expenses*** ............................................     1.17%*       1.17%       1.17%       1.17%       1.22%
                                                                          ========================================================
          Total investment income--net*** ..............................     6.94%*       6.99%       6.87%       7.09%       7.41%
                                                                          ========================================================
          Amount of dividends to Preferred Stock shareholders ..........     1.45%*        .93%        .53%        .65%       1.02%
                                                                          ========================================================
          Investment income--net, to Common Stock shareholders .........     5.49%*       6.06%       6.34%       6.44%       6.39%
                                                                          ========================================================


14      MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.      DECEMBER 31, 2005

Financial Highlights (concluded)

                                                                 For the Six
                                                                 Months Ended             For the Year Ended June 30,
The following per share data and ratios have been derived        December 31,   -----------------------------------------------
from information provided in the financial statements.              2005          2005         2004         2003         2002
===============================================================================================================================
Ratios Based on Average Net Assets of Preferred Stock
-------------------------------------------------------------------------------------------------------------------------------
          Dividends to Preferred Stock shareholders ..........        2.27%*        1.48%         .85%        1.03%        1.57%
                                                                  =============================================================
===============================================================================================================================
Supplemental Data
-------------------------------------------------------------------------------------------------------------------------------
          Net assets applicable to Common Stock, end of period
          (in thousands) .....................................    $611,044      $626,109     $598,908     $631,571     $602,571
                                                                  =============================================================
          Preferred Stock outstanding, end of period
          (in thousands) .....................................    $390,000      $390,000     $390,000     $390,000     $390,000
                                                                  =============================================================
          Portfolio turnover .................................       20.92%        48.42%       35.59%       26.99%       41.35%
                                                                  =============================================================
===============================================================================================================================
Leverage
-------------------------------------------------------------------------------------------------------------------------------
          Asset coverage per $1,000 ..........................    $  2,567      $  2,605     $  2,536     $  2,619     $  2,545
                                                                  =============================================================
===============================================================================================================================
Dividends Per Share on Preferred Stock Outstanding
-------------------------------------------------------------------------------------------------------------------------------
          Series A--Investment income--net ...................    $    282      $    347     $    195     $    253     $    362
                                                                  =============================================================
          Series B--Investment income--net ...................    $    292      $    391     $    216     $    269     $    400
                                                                  =============================================================
          Series C--Investment income--net ...................    $    291      $    373     $    218     $    248     $    375
                                                                  =============================================================
          Series D--Investment income--net ...................    $    285      $    351     $    210     $    255     $    400
                                                                  =============================================================
          Series E--Investment income--net ...................    $    292      $    369     $    213     $    262     $    408
                                                                  =============================================================

*     Annualized.
**    Based on average shares outstanding.
***   Do not reflect the effect of dividends to Preferred Stock shareholders.
**** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effect of sales charges.
+     Amount is less than $(.01) per share.
@     Aggregate total investment return.

      See Notes to Financial Statements.


        MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.      DECEMBER 31, 2005     15

Notes to Financial Statements

1. Significant Accounting Policies:

MuniHoldings California Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock shares are listed on the New York Stock Exchange under the symbol MUC. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures are reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund's pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund may write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward interest rate swaps -- The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make net periodic payments on a specified notional contract amount, commencing on a specified future effective date,


16      MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.      DECEMBER 31, 2005

Notes to Financial Statements (concluded)

      unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average daily net assets, including proceeds from the issuance of Preferred Stock. For the six months ended December 31, 2005, FAM earned fees of $2,809,869, of which $168,637 was waived. In addition, FAM has agreed to reimburse its advisory fee by the amount of advisory fees the Fund pays to FAM indirectly through its investment in CMA California Municipal Money Fund. For the six months ended December 31, 2005, FAM reimbursed the Fund in the amount of $4,783.

For the six months ended December 31, 2005, the Fund reimbursed FAM $11,500 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended December 31, 2005 were $214,865,416 and $205,678,787, respectively.

4. Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the six months ended December 31, 2005 increased by 64,359 as a result of dividend reinvestment and during the year ended June 30, 2005 remained constant.

Preferred Stock

Auction Market Preferred Stock are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at December 31, 2005 were: Series A, 3.30%; Series B, 3.30%; Series C, 3.10%; Series D, 2.50%;
and Series E, 3.45%.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended December 31, 2005, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $206,140 as commissions.

5. Capital Loss Carryforward:

On June 30, 2005, the Fund had a net capital loss carryforward of $44,726,463, of which $8,937,524 expires in 2007, $7,894,678 expires in 2008, $24,786,894 expires in 2009 and $3,107,367 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.075000 per share on January 30, 2006 to shareholders of record on January 18, 2006.


        MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.      DECEMBER 31, 2005     17

Disclosure of Investment Advisory Agreement

Activities and Composition of the Board of Directors

All but one member of the Board of Directors is an independent director whose only affiliation with Fund Asset Management, L.P. (the "Investment Adviser") or other Merrill Lynch affiliates is as a director of the Fund and certain other funds advised by the Investment Adviser or its affiliates. The Co-chairmen of the Board are also independent directors. New director nominees are chosen as nominees by a Nominating Committee comprised of independent directors. All independent directors also are members of the Board's Audit Committee and the independent directors meet in executive session at each in-person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal Board meetings, and some of which are informational meetings. The independent counsel to the independent directors attends all in-person Board and Audit Committee meetings and other meetings at the independent directors' request.

Investment Advisory Agreement -- Matters Considered by the Board

Every year, the Board considers approval of the Fund's investment advisory agreement (the "Investment Advisory Agreement"). The Board assesses the nature, scope and quality of the services provided to the Fund by the personnel of the Investment Adviser and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to the Fund by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates. Among the matters considered are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by the Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and the Investment Adviser's compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

The Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall services provided by the Investment Adviser to be of high quality. The Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. The Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.

Annual Consideration of Approval by the Board of Directors

In the period prior to the Board meeting to consider renewal of the Investment Advisory Agreement, the Board requests and receives materials specifically relating to the Fund's Investment Advisory Agreement. These materials include
(a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) information comparing the Fund's market price with its net asset value per share; (c) a discussion by the Fund's portfolio management team of investment strategies used by the Fund during its most recent fiscal year; (d) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreement and other relationships with the Fund; and (e) information provided by the Investment Adviser concerning investment advisory fees charged to other clients, such as other mutual funds and offshore funds under similar investment mandates. The Board also considers other matters it deems important to the approval process such as services related to the valuation and pricing of Fund portfolio holdings, allocation of Fund portfolio transactions, the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Fund.

Certain Specific Renewal Data

In connection with the most recent renewal of the Fund's Investment Advisory Agreement which occurred in November 2005, the independent directors' and Board's review included the following:

Services Provided by the Investment Adviser -- The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund. The Board focused primarily on the Investment Adviser's investment


18      MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.      DECEMBER 31, 2005
advisory services and the Fund's investment performance. The Board compared Fund performance -- both including and excluding the effects of the Fund's fees and expenses -- to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years. For the periods ended August 31, 2005, the Fund's performance after fees and expenses ranked in the fifth quintile for the one-year period, in the second quintile for the three-year period and in the first quintile for the five-year period. Considering these factors, the Board concluded that the nature and quality of these services supported the continuation of the Investment Advisory Agreement.

The Investment Adviser's Personnel and Investment Process -- The Board reviews at least annually the Fund's investment objectives and strategies. The Board discusses with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's municipal investing group the strategies being used to achieve the stated objectives. Among other things, the Board considers the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviews the Investment Adviser's compensation policies and practices with respect to the Fund's portfolio managers. The Board also considered the experience of the Fund's portfolio manager and noted that Mr. O'Connor has more than twenty-one years of experience in portfolio management. The Investment Adviser and its investment staff have extensive experience in analyzing and managing the types of investments used by the Fund. The Board concluded that the Fund benefits from that expertise.

Management Fees and Other Expenses -- The Board reviews the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory and administrative service fees and the effects of any fee waivers -- compared to the other funds in its Lipper category. It also compares the Fund's total expenses to those of other comparable funds. The Board did not consider the services provided to and the fees charged by the Investment Adviser to other types of clients with similar investment mandates because the Investment Adviser advised the Board that it had no comparable investment mandates from its clients. The Fund's contractual management fee rate was equal to, and the actual management fee rate and actual total expenses were somewhat higher than, the median fees and expenses charged by comparable funds, as determined by Lipper. The Board has concluded that the Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

Profitability -- The Board considers the cost of the services provided to the Fund by the Investment Adviser, and the Investment Adviser's and its affiliates' profits relating to the management of the Fund and the MLIM/FAM-advised funds. As part of its analysis, the Board reviewed the Investment Adviser's methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. The Board also considered federal court decisions discussing an investment adviser's profitability and profitability levels considered to be reasonable in those decisions. The Board believes the Investment Adviser's profits are acceptable in relation to the nature and quality of services provided.

Economies of Scale -- The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board considered economies of scale to the extent applicable to the Fund's closed-end structure and determined that the Fund appropriately benefits from any economies of scale and no changes were currently necessary.

Conclusion

After the independent directors deliberated in executive session, the entire Board, including all of the independent directors, approved the renewal of the existing Investment Advisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.


        MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.      DECEMBER 31, 2005     19

Dividend Policy

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.


20      MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.      DECEMBER 31, 2005

Officers and Directors

Robert C. Doll, Jr., President and Director
James H. Bodurtha, Director
Kenneth A. Froot, Director
Joe Grills, Director
Herbert I. London, Director
Roberta Cooper Ramo, Director
Robert S. Salomon, Jr., Director
Stephen B. Swensrud, Director
Donald C. Burke, Vice President and Treasurer
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Walter C. O'Connor, Vice President
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street -- 11 East
New York, NY 10286

Preferred Stock:
The Bank of New York
101 Barclay Street -- 7 West
New York, NY 10286

NYSE Symbol

MUC

--------------------------------------------------------------------------------
Effective January 1, 2006, Stephen B. Swensrud retired as Director of MuniHoldings California Insured Fund, Inc. The Fund's Board of Directors wishes Mr. Swensrud well in his retirement.
--------------------------------------------------------------------------------


        MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.      DECEMBER 31, 2005     21

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


22      MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.      DECEMBER 31, 2005

[LOGO] Merrill Lynch   Investment Managers
www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com

MuniHoldings California Insured Fund, Inc. seeks to provide shareholders with current income exempt from federal and California income taxes. The Fund seeks to achieve this objective by investing primarily in a portfolio of long-term investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal and California income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniHoldings California Insured Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

MuniHoldings California Insured Fund, Inc.
Box 9011
Princeton, NJ 08543-9011

                                                                #HOLDCA -- 12/05

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Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MuniHoldings California Insured Fund, Inc.


By: /s/ Robert C. Doll, Jr.
    ------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    MuniHoldings California Insured Fund, Inc.

Date: February 21, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    ------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    MuniHoldings California Insured Fund, Inc.

Date: February 21, 2006


By: /s/ Donald C. Burke
    ------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    MuniHoldings California Insured Fund, Inc.

Date: February 21, 2006